SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 29, 2003

Date of Report (Date of earliest event reported)

TANGRAM ENTERPRISE SOLUTIONS, INC.

(Exact name of Registrant as specified in its charter)

PENNSYLVANIA

(State of other jurisdiction of incorporation)

0-15454	23-2214726
(Commission File)	(IRS Employer Identification Number)

11000 Regency Parkway

Suite 301,

Cary, North Carolina 27511

(919) 653-6000

(Address of Principal Executive Offices)

(Former name of former address, if changed since last report)

ITEM 7.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit	Description
99.1	Press Release issued by Tangram Enterprise Solutions, Inc. on October 29, 2003 announcing the Company’s third quarter 2003 financial results.

ITEM 12.	Results of Operations and Financial Condition

On October 29, 2003, the Company issued a press release, which is attached as Exhibit 99.1, setting forth Tangram Enterprise Solutions, Inc.’s financial information for the quarter ended September 30, 2003.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANGRAM ENTERPRISE SOLUTIONS, INC.

Date: October 29, 2003	/s/ JOHN N. NELLI
John N. Nelli, Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Press Release issued by Tangram Enterprise Solutions, Inc. on October 29, 2003 announcing the Company’s third quarter 2003 financial results.

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